EXHIBIT 10.1

[NORTHWEST AIRLINES LETTERHEAD]

Northwest Airlines, Inc.

5101 Northwest Drive

St. Paul, MN 55111-3034

www.nwa.com

January 30, 2004

Paul F. Foley

President and CEO

MAIR Holdings, Inc.

Fifth Street Towers  #1720

150 South Fifth Street

Minneapolis, MN 55402

John G. Spanjers

President and COO

Mesaba Aviation, Inc.

1000 Blue Gentian Road

Suite 200

Eagan, MN 55121-1679

Re:                             Early Termination Provision of Regional Jet Services Agreement

Gentlemen:

Reference is made to the Regional Jet Services Agreement, dated as of October 25, 1996, as amended, by and among MAIR Holdings, Inc. (“MAIR”), Mesaba Aviation, Inc. (“Mesaba”) and Northwest Airlines, Inc. (“Northwest”).  On December 15, 2003, MAIR, Mesaba and Northwest amended Section 9.04 of the Agreement to give Northwest the right to terminate the Agreement and related subleases as of June 30, 2004, if Northwest provided a termination notice to Mesaba on or before February 29, 2004.

Northwest has determined not to exercise its termination right pursuant to Section 9.04 of the Agreement.  Therefore, the Agreement shall be amended as follows: Section 9.04 of the Agreement is hereby deleted in its entirety.  The remainder of the Agreement, as amended, remains in effect.

Please indicate your agreement to the foregoing amendment by signing and dating this letter below.  This letter agreement shall constitute a binding agreement of the parties hereto.  This letter agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Minnesota.  From and after the date hereof, all references in the Agreement to the Agreement shall be deemed to be references to the Agreement as amended hereby.

Sincerely,

NORTHWEST AIRLINES, INC.

By:	/s/ Thomas J. Bach
Thomas J. Bach
Its Vice President of Market Planning & Airlink

Acknowledged and agreed to on February 2, 2004.

MAIR HOLDINGS, INC.

By:	/s/ Paul F. Foley
Paul F. Foley
Its President and Chief Executive Officer

MESABA AVIATION, INC.

By:	/s/ John G. Spanjers
John G. Spanjers
Its President and Chief Operating Officer